PGOF-32 6/25

Summary and Statutory Prospectus Supplement	June 30, 2025

Putnam Floating Rate Income Fund

Putnam Small Cap Value Fund

Class C shares held through employer-sponsored retirement plans serviced by Putnam Investor Services, Inc. (“PSERV”) and custodied by Putnam Fiduciary Trust Company, LLC will be exchanged for Class A shares of the same Fund on or around August 15, 2025 for 403(b) plans, and on or about September 16, 2025 for 401(k), money purchase and profit-sharing retirement plans (403(b), 401(k), money purchase and profit-sharing retirement plans are collectively referred to as “In-scope plans”), in each case in connection with the transition of the servicing of these In-scope plans to a third-party platform. In-scope plans do not include individual retirement accounts (“IRAs”), SEP IRAs, Simple IRAs, SAR-SEPs, or Coverdell education savings accounts.

No sales charges or other charges will apply to the In-scope plan exchanges described above. In-scope plans will receive separate communications from PSERV, their current plan recordkeeper, with more information.

Shareholders should retain this Supplement for future reference.